UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2019 (March 4, 2019)

Nasdaq, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-32651	52-1165937
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Liberty Plaza, New York, New York	10006
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: +1 212 401 8700

No change since last report

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01. Regulation FD Disclosure.

On March 4, 2019, Nasdaq, Inc. (“Nasdaq”) issued a press release announcing that Nasdaq AB, an indirect subsidiary of Nasdaq, remains highly committed to its offer (the “Offer”) to acquire all of the issued shares of Oslo Børs VPS Holding ASA (“Oslo Børs VPS”) made pursuant to its offer document published on February 4, 2019 (the “Offer Document”) and to completing its acquisition of Oslo Børs VPS.

Nasdaq is increasing its offer price from NOK 152 to NOK 158 in cash per share in Oslo Børs VPS (“Increased Offer Price”), plus an interest payment of 6% per annum on the Increased Offer Price, pro-rated per day from January 29, 2019 until the conditions to the Offer have been fulfilled or waived. In order to provide greater assurance to shareholders of Oslo Børs VPS, Nasdaq is reducing the minimum acceptance condition under the Offer from more than 90% of the shares of Oslo Børs VPS to at least two-thirds of such shares (or such higher percentage as may be necessary to comply with any applicable regulatory requirement).

Shareholders representing more than one-third of the shares in Oslo Børs VPS that have provided pre-acceptances to Nasdaq, have reaffirmed their support for the Offer as the best solution for Oslo Børs VPS and the Norwegian capital market. These shareholders have also agreed to extend the terms of their irrevocable pre-acceptances of the Offer from December 31, 2019 to the date which is the later of: (i) March 4, 2020; and (ii) the date which is sixty (60) days after the offer made by Euronext N.V. (the “Euronext Offer”) lapses, closes or is withdrawn.

The acceptance period for the Offer, previously set to expire on March 4, 2019 at 17.30 CET, has been extended to March 29, 2019 at 17.30 CET, and the Drop-dead Date (as defined in the Offer Document) has been extended from December 31, 2019 to the date which is the later of: (i) March 4, 2020; and (ii) the date which is sixty (60) days after the Euronext Offer lapses, closes or is withdrawn.

A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information set forth under “Item 7.01 Regulation FD Disclosure” is intended to be furnished pursuant to Item 7.01. Such information, including Exhibit 99.1, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any of Nasdaq’s filings under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed as part of this report:

Exhibit No.	Description

99.1	Press release, dated March 4, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nasdaq, Inc.

By:	/s/ Edward S. Knight
Name: Edward S. Knight
Title: Executive Vice President and Global Chief Legal and Policy Officer

Date: March 4, 2019